©2025 Laureate Education, Inc. First Quarter 2025 Earnings Presentation May 1, 2025 Exhibit 99.2

2©2025 Laureate Education, Inc. Forward Looking Statements This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), and all statements we make relating to our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 20, 2025, our subsequent Quarterly Reports on Form 10-Q filed, and to be filed, with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC.

3©2025 Laureate Education, Inc. Presentation of Non-GAAP Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measures of Adjusted EBITDA and its related margin, Adjusted net income, Adjusted Earnings Per Share (Adjusted EPS), Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow. We have included the non-GAAP measures of Adjusted EBITDA and net debt because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We have included the non-GAAP measures of Adjusted net income and Adjusted EPS because management believes that these measures provide investors with better visibility into the Company’s underlying earnings as they exclude items that may not be indicative of our core operating results. Adjusted EBITDA consists of net income (loss), adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to- period comparisons of our core business. Additionally, Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenue, are key inputs into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. We define Adjusted net income as net income (loss), before (income) loss from discontinued operations, plus discrete tax items, loss on debt extinguishment, loss (gain) on disposal of subsidiaries, net, foreign currency exchange (gain) loss, net, and loss on impairment of assets. We define Adjusted EPS as Adjusted net income divided by GAAP diluted weighted average shares outstanding. Adjusted net income and Adjusted EPS provide a useful indicator about Laureate’s earnings from core operations. Adjusted EBITDA to Unlevered Free Cash Flow Conversion consists of Unlevered Free Cash Flow (which is defined as cash flows from operating activities, less capital expenditures (net of sales of PP&E), plus net cash interest expense) divided by Adjusted EBITDA. Adjusted EBITDA to Unlevered Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flows. Total debt, net of cash and cash equivalents (or net debt) consists of total gross debt, less total cash and cash equivalents. Net debt provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures (net of sales of PP&E). Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debt. Laureate’s calculations of Adjusted EBITDA and its related margin, Adjusted net income, Adjusted EPS, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA, Adjusted net income, Adjusted EPS and Free Cash Flow are reconciled from their most directly comparable GAAP measures in the attached tables under “Non-GAAP Reconciliations”. We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period, and then exclude the impact of acquisitions and divestitures.

4©2025 Laureate Education, Inc. Summary Overview Note: Throughout this presentation amounts may not sum to totals due to rounding

5©2024 Laureate Education, Inc.® | Confidential & Proprietary©2025 Laureate Education, I c. Executive Summary  First quarter Revenue and Adjusted EBITDA ahead of guidance  New enrollment intake in-line with expectations, with solid performance across both markets  Timing effect: Peru enrollment cycle completed mid-April, past quarter end reporting date  New and Total Enrollments increased 7% and 6%, respectively, versus comparable intake period of prior year (adjusted for timing of semester start dates)  Mexico: New Enrollments grew 8% for the secondary intake; Total Enrollments +7%  Peru: New Enrollments grew 6% for the primary intake; Total Enrollments +5%  Net Loss of $20M in Q1 during seasonally low quarter; impacted by intra-year academic calendar timing  Tightening our 2025 guidance range, raising the low end to reflect a strong intake cycle and realizing the FX benefit from the first quarter  Mid-point Guidance increase (including FX): Total Enrollments +1K, Revenue +$10M, EBITDA +$5M Favorable New Enrollment Intakes in Both Markets -- Tightening Guidance Range

6©2025 Laureate Education, Inc. Compelling Investment Characteristics

7©2025 Laureate Education, Inc. Mexico Peru Combined Population 130 million 32 million 162 million Higher Education Students (000s) 5,518 2,042 7,560 Higher Education Gross Participation Rate (Total)1 36% 57% 40% Traditional 4+ yr degrees 35% 42% 36% Technical / Vocational 1% 15% 4% Market Share for Private Institutions2 46% 76% 57% Sources: UNESCO, World Bank, Secretaría de Educación Pública (Mexico), Superintendencia Nacional de Educación Superior Universitaria (Peru), Ministry of Education of Peru. Data as of year-end 2023. (1) Defined as total enrollments as compared to 18-24 year old population. (2) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 39%); for Peru based on total country. Attractive Markets with Significant Growth Opportunities Participation rates growing and still well below developed markets Attractive Market Opportunities in Mexico and Peru

©2025 Laureate Education, Inc. 8 Leading University Portfolio in Mexico & Peru Sources: QS Stars™, Guía Universitaria (UVM), MERCO Institutional Reputation Ranking (UPC) 1960 Brand Founded Market Segment Ratings/RankingsQS StarsTM Overall Universidad del Valle de México (UVM) Premium/ Traditional Enrollment @ 3/31/25 120,700 1966Universidad Tecnológica de México (UNITEC) Value/ Teaching129,500 1994 Premium/ Traditional79,900 1994 Value/ Teaching124,700 1983 Technical/ Vocational22,200 Universidad Peruana de Ciencias Aplicadas (UPC) Universidad Privada del Norte (UPN) CIBERTEC M ex ic o Pe ru • Ranked Top 5 university in Mexico • 5-Stars rated by QS Stars™ in categories of Employability, Inclusiveness, Online Learning & Social Impact • Largest private university in Mexico • 5-Stars rated by QS Stars™ in categories of Employability, Inclusiveness, Online Learning & Social Impact • Ranked #1 in educational sector in Peru • 5-Stars rated by QS Stars™ in categories of Employability, Inclusiveness, Online Learning & Social Impact • 3rd largest private university in Peru • 5-Stars rated by QS Stars™ in categories of Employability, Inclusiveness, Online Learning & Social Impact • One of the largest private technical / vocational institutes in Peru

9©2025 Laureate Education, Inc. Impact Leadership Each year, we measure the effectiveness of our efforts to transform lives and communities. In 2024, we advanced our approach to impact reporting by partnering with external experts to enhance our disclosures, benchmark against peers, and conduct a double materiality assessment — aligning our actions with global standards such as the UN SDGs and the SASB framework. For Over 25 years… Our Impact Laureate has been committed to delivering affordable, high-quality education that prepares students for successful careers and lifelong achievement, while building pride, trust, and respect in our communities. Our Mission… By expanding access to higher education and helping build the middle class in Mexico and Peru, we contribute to stronger, more equitable societies. 2024 Laureate Education Impact Highlights 47% 9 out of 10 job-seeking graduates are employed within 12 months2 US$485+ million in scholarships and discounts 140,000+ See the full 2024 Impact Report at: laureate.net/impact low-cost or free medical, dental & veterinary services provided of our students are first-generation1 Note : 1) Percentage of first-term students (undergraduate, face-to-face) who are the first in their family (compared to their parents or legal guardians) to attend university. 2) Undergraduate face-to-face students who graduated and secured a job within 12 months of graduation.

10©2025 Laureate Education, Inc. Q1 2025 Performance Results

11©2025 Laureate Education, Inc. 2025 First Quarter – Financial Summary (1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures. Favorable New Enrollment Intakes in Both Markets Through Cycle Completion Q1 Timing Adjusted Organic/CC1: Revenue +10%, Adjusted EBITDA +132% Q1 ’25 Variance Vs. Q1 ’24 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results As Reported Organic/CC1 New Enrollment 94K (2%) (2%) • Through Cycle completion (timing adjusted): LAUR +7%, Mexico +8%, Peru +6% Total Enrollment 477K 4% 4% • Through Cycle completion (timing adjusted): LAUR +6%, Mexico +7%, Peru +5% Revenue $236 (14%) (1%) • Enrollment growth and price/mix • +10% organic/cc adjusted for timing of academic calendar; ($26M) impact Adj. EBITDA $5 (82%) (45%) • +132% organic/cc adjusted for timing of academic calendar; ($23M) impact Adj. EBITDA margin 2.3% (882 bps) (494 bps) • +325 bps organic/cc adjusted for timing of academic calendar

12©2025 Laureate Education, Inc. Segment Results

13©2025 Laureate Education, Inc. Mexico Segment Results (1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures. Strong Secondary Intake +8%; Results Impacted by Intra-Year Academic Calendar Timing Timing Adjusted Organic/CC1: Revenue +11%, Adjusted EBITDA+22% Q1 ’25 Variance Vs. Q1 ’24 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results Organic/CC1 New Enrollment 44K 8% • Strong results during secondary intake cycle; primary intake for Mexico will occur in September Total Enrollment 250K 7% • Driven by new enrollments and stronger retention Revenue $189 6% • +11% organic/cc adjusted for timing of academic calendar; ($8M) impact Adj. EBITDA $53 7% • +22% organic/cc adjusted for timing of academic calendar; ($8M) impact Adj. EBITDA margin 28.0% 17 bps • +273 bps organic/cc adjusted for timing of academic calendar

14©2025 Laureate Education, Inc. Peru Segment Results (1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures. Q1 ’25 Variance Vs. Q1 ’24 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results Organic/CC1 New Enrollment 50K (9%) • Intake cycle impacted by timing of academic calendar • Through Cycle completion (timing adjusted): +6% Total Enrollment 227K 0% • Intake cycle impacted by timing of academic calendar • Through Cycle completion (timing adjusted): +5% Revenue $47 (25%) • +5% organic/cc adjusted for timing of academic calendar; ($18M) impact Adj. EBITDA ($39) (86%) • (5%) organic/cc adjusted for timing of academic calendar; ($16M) impact • Largely out of session for Q1 (summer period) with fixed costs Adj. EBITDA margin (82.7%) n.m. • Flat YoY organic/cc adjusted for timing of academic calendar Strong Primary Intake +6%; Results Impacted by Intra-Year Academic Calendar Timing Timing Adjusted Organic/CC1: Revenue +5%, Adjusted EBITDA (5%)

15©2025 Laureate Education, Inc. Capitalization and Share Count

16©2025 Laureate Education, Inc. Q1 2025 Capitalization and Return of Capital Strong Balance Sheet and Cash Accretive Business Model Allow For Continued Return of Capital ($ in millions) Total Company as of 3/31/25 Gross Debt $115 Less: Cash & Cash Equivalents ($110) Net Debt $5  149M shares outstanding as of March 31st  Share Repurchase Update  $42M of shares repurchased in Q1 2025  $56M authorization remains outstanding

17©2025 Laureate Education, Inc. Outlook

18©2024 Laureate Education, Inc.® | Confidential & Proprietary©2025 Laureate Education, I c. 2025 Updated Outlook (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May through December 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2025 net income and reconciliation of the forward-looking 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Tightening Guidance Range Following Strong Enrollment Intake Cycle Operational Changes ($ in millions) (Enrollments rounded to the nearest thousand) Prior FY 2025 Outlook Low High Mid-Pt Impact FX Impact Current FY 2025 Outlook1 Total Enrollment 489K – 495K 2K - 1K - 491K – 495K Revenue $1,545 – $1,570 +$10 - +$5 +$5 $1,560 – $1,575 Adjusted EBITDA $467 – $477 +$3 - +$2 +$3 $473 – $480

19©2024 Laureate Education, Inc.® | Confidential & Proprietary©2025 Laureate Education, I c. 2025 Outlook – Executive Summary  Market dynamics remain favorable for the private sector in Mexico and Peru  Strong operating results expected on a constant currency basis  Significant FX headwinds anticipated on USD reported results due to weakening of the Mexican Peso  Revenue also impacted by campus consolidations  2025 Revenue growth expected at 0%-1% Vs. 20241 on a USD reported basis, expected to be up 6%-7% on an organic constant currency basis2 Vs. 2024 (or up 7%-8% excluding campus consolidations)  2025 Adjusted EBITDA growth expected at 5%-7% Vs. 20241 on a USD reported basis, expected to be up 11%-13% on an organic constant currency basis2  Adjusted EBITDA Margin accretion of ~1.5pts3 driven by Mexico's continued margin optimization as well as operating leverage from Revenue growth  Adjusted EBITDA to Unlevered Free Cash Flow Conversion of approximately 50% (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May through December 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. (2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, and acquisitions and divestitures. (3) At mid-point of 2025 guidance provided. Note: An outlook for 2025 net income and reconciliation of the forward-looking 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA, its related margin or Adjusted EBITDA to Unlevered Free Cash Flow Conversion to their projected GAAP equivalents without unreasonable effort.

20©2024 Laureate Education, Inc.® | Confidential & Proprietary©2025 Laureate Education, I c. As Reported 2025 USD Outlook Impacted by Weaker FX Total Revenue Adjusted EBITDA Strong Revenue Growth Expected to be Largely Offset by MXN Currency Headwinds (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May through December 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2025 net income and reconciliation of the forward-looking 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. 1,567M 1,568M 2024 Actuals (105M) (7%) FX Impact 1 106M +7% Operational Growth in Constant Currency 2025 Guidance Midpoint at Spot FX 0% 450M 477M 2024 Actuals (27M) (6%) FX Impact 1 54M +12% Operational Growth in Constant Currency 2025 Guidance Midpoint at Spot FX 6%

21©2025 Laureate Education, Inc. Q2 2025 Guidance ($ in millions) Q2 2025 Outlook1 Revenue $499 – $504 Adjusted EBITDA $191 – $194 (1) Outlook is based on actual FX rates for April Spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May and June 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for Q2 2025 net income and reconciliation of the forward-looking Q2 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Continued Growth Expected During Q2

22©2024 Laureate Education, Inc.® | Confidential & Proprietary©2025 Laureate Education, I c. Change in Academic Calendar in 2025 Expected Intra-Year Changes in Revenue Seasonality Vs. 2024 ($ in millions) Q1 Actual Q2 Est. Q3 Est. Q4 Est. FY Mexico ($8) $8 - - - Peru ($18) - ($7) $25 - Total Revenue Impact ($26) $8 ($7) $25 -  Changes in academic calendar expected to impact seasonality during 2025  Start of certain classes shifted in both Mexico and Peru to align with updated academic scheduling requirements Start Dates for Classes Will Impact Timing of Revenue and Earnings in 2025 Q1 Negative Impact Offset Mainly by Benefit in Q4

23©2025 Laureate Education, Inc. Appendix

24©2025 Laureate Education, Inc. 2025 First Quarter – Net Income Reconciliation Q1 ’25 B / (W) Notes ($ in millions) Reported Vs. Q1 ’24 Adjusted EBITDA 5 (25) • Impacted by intra-year timing of academic calendar (offset in 2H) Depreciation & Amortization (16) 2 Interest Expense, net (1) 2 Other (6) 5 Income Tax (3) 7 Income/(Loss) From Continuing Operations (20) (9) Discontinued Operations (Net of Tax) 0 0 Net Income / (Loss) (20) (9) Net Income Impacted by Intra-Year Academic Calendar Timing Partially Offset by Lower Income Taxes and Other

25©2025 Laureate Education, Inc. 2025 Full Year Guidance Details ($ in millions) (Enrollments rounded to the nearest thousand) Total Enrollment Revenues Adj. EBITDA 2024 FY Results As Reported 472K $1,567 $450 Organic Growth (excl. Campus Consolidations) 22K - 26K $106 - $121 $52 - $59 Organic Growth % (excl. Campus Consolidations) 5% - 6% 7% - 8% 11% - 13% Campus Consolidation Impact (3K) ($8) ($2) 2025 FY Guidance (Constant Currency) 491K - 495K $1,665 - $1,680 $500 - $507 Organic Growth % (Constant Currency) 4% - 5% 6% - 7% 11% - 13% FX Impact (spot FX) (1) ($105) ($27) 2025 FY Guidance (@ spot FX) (1) 491K - 495K $1,560 - $1,575 $473 - $480 As Reported Growth % 4% - 5% 0% - 1% 5% - 7% (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May through December 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2025 net income and reconciliation of the forward-looking 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Continued Constant Currency Top Line Growth and Margin Expansion FX Headwinds From Weaker MXN Expected to Impact Reported USD Results

26©2025 Laureate Education, Inc. Q2 2025 Guidance Details (1) Based on actual FX rates for April and spot FX rates (local currency per US dollar) of MXN 20.50 & PEN 3.71 for May through June 2025. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for Q2 2025 net income and reconciliation of the forward-looking Q2 2025 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Continued Constant Currency Revenue Growth Expected in Q2 Following Favorable Enrollment Intakes Q2 Guidance ($ in millions) Revenues Adj. EBITDA 2024 Q2 Results As Reported $499 $187 Timing Impact Intra-Year (academic calendar) $8 $7 2024 Q2 Results Adjusted $507 $194 Organic Growth (excl. Campus Consolidations) $35 - $40 $10 - $13 Organic Growth % (excl. Campus Consolidations) 7% - 8% 5% - 7% Campus Consolidation Impact ($1) ($0) 2025 Q2 Guidance (Constant Currency) $541 - $546 $204 - $207 Organic Growth % (Constant Currency) 7% - 8% 5% - 7% FX Impact (spot FX) (1) ($42) ($13) 2025 Q2 Guidance (@ spot FX) (1) $499 - $504 $191 - $194 As Reported Growth % 0% - 1% 2% - 4%

27©2025 Laureate Education, Inc. Return of Capital Summary Since 2019 ($ in millions) Stock Buybacks Cash Distributions / Dividends Total 2019 $264 - $264 2020 $100 - $100 2021 $380 $1,375 $1,755 2022 $282 $249 $531 2023 - $110 $110 2024 $102 - $102 2025 YTD March $42 - $42 Cumulative Since 2019 $1,170 $1,734 $2,904 Strong Track Record of Returning Capital to Shareholders Nearly $3 Billion of Capital Returned to Shareholders Since Start of 2019

28©2025 Laureate Education, Inc. New Enrollments Seasonality Intra-Year Seasonality Trends Revenue Seasonality Adjusted EBITDA Seasonality Factors Affecting Seasonality  Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings  Q2 and Q4 are typically Laureate’s strongest earnings quarters  Academic calendar  FX trends 18% 30% 25% 27% 17% 31% 24% 28% 17% 31% 24% 28% 18% 32% 24% 27% Q1 Q2 Q3 Q4 2021 2022 2023 2024 4% 42% 30% 24% 8% 43% 21% 28% 8% 42% 19% 31% 7% 42% 20% 31% Q1 Q2 Q3 Q4 2021 2022 2023 2024 38% 10% 49% 2% 37% 11% 50% 3% 39% 10% 48% 3% 38% 10% 48% 4% Q1 Q2 Q3 Q4 2021 2022 2023 2024

29©2025 Laureate Education, Inc. Financial Results & Tables

30©2025 Laureate Education, Inc. Financial Tables Consolidated Statements of Operations Note: May not sum to total due to rounding. For the three months ended March 31, IN MILLIONS (except per share amounts) 2025 2024 Change Revenues $ 236.2 $ 275.4 $ (39.2) Costs and expenses: Direct costs 238.4 254.0 (15.6) General and administrative expenses 11.0 10.3 0.7 Operating (loss) income (13.2) 11.1 (24.3) Interest income 1.5 1.9 (0.4) Interest expense (2.4) (4.7) 2.3 Other expense, net — (0.5) 0.5 Foreign currency exchange loss, net (3.2) (5.6) 2.4 Loss on disposal of subsidiaries, net — (3.1) 3.1 Loss from continuing operations before income taxes (17.3) (0.9) (16.4) Income tax expense (2.5) (9.9) 7.4 Loss from continuing operations (19.8) (10.8) (9.0) Income (loss) from discontinued operations, net of tax 0.2 (0.1) 0.3 Net loss (19.6) (10.8) (8.8) Net loss attributable to noncontrolling interests 0.1 0.1 — Net loss attributable to Laureate Education, Inc. $ (19.5) $ (10.8) $ (8.7) Basic and diluted earnings (loss) per share: Basic and diluted weighted average shares outstanding 147.6 157.0 (9.4) Basic and diluted loss per share $ (0.13) $ (0.07) $ (0.06)

31©2025 Laureate Education, Inc. Financial Tables Revenue and Adjusted EBITDA by segment: Quarter nm - percentage changes not meaningful (1) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The “Organic Constant Currency” percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2024 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures. Note: Dollars in millions may not sum to total due to rounding. IN MILLIONS % Change $ Variance Components For the three months ended March 31, 2025 2024 Reported Organic Constant Currency(1) Total Organic Constant Currency Acq/Div. FX Revenues Mexico $ 189.3 $ 214.1 (12)% 6% $ (24.8) $ 13.6 $ — $ (38.4) Peru 46.9 61.2 (23)% (25)% (14.3) (15.1) — 0.8 Corporate & Eliminations 0.1 — nm nm 0.1 0.1 — — Total Revenues $ 236.2 $ 275.4 (14)% (1)% $ (39.2) $ (1.6) $ — $ (37.6) Adjusted EBITDA Mexico $ 53.0 $ 59.9 (12)% 7% $ (6.9) $ 4.2 $ — $ (11.1) Peru (38.8) (20.7) (87)% (86)% (18.1) (17.7) — (0.4) Corporate & Eliminations (8.8) (8.6) (2)% (2)% (0.2) (0.2) — — Total Adjusted EBITDA $ 5.4 $ 30.6 (82)% (45)% $ (25.2) $ (13.7) $ — $ (11.5)

32©2025 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions may not sum to total due to rounding. IN MILLIONS March 31, 2025 December 31, 2024 Change Assets Cash and cash equivalents $ 109.8 $ 91.4 $ 18.4 Receivables (current), net 47.4 91.8 (44.4) Other current assets 69.9 43.6 26.3 Property and equipment, net 522.0 514.3 7.7 Operating lease right-of-use assets, net 282.1 292.4 (10.3) Goodwill and other intangible assets 714.7 711.3 3.4 Deferred income taxes 56.6 60.8 (4.2) Other long-term assets 45.1 45.6 (0.5) Current and long-term assets held for sale 10.6 11.0 (0.4) Total assets $ 1,858.2 $ 1,862.1 $ (3.9) Liabilities and stockholders' equity Accounts payable and accrued expenses $ 181.5 $ 187.6 $ (6.1) Deferred revenue and student deposits 112.5 64.3 48.2 Total operating leases, including current portion 321.3 327.1 (5.8) Total long-term debt, including current portion 112.9 100.3 12.6 Other liabilities 213.2 214.5 (1.3) Current and long-term liabilities held for sale 9.5 9.7 (0.2) Total liabilities 950.8 903.5 47.3 Redeemable noncontrolling interests and equity 1.4 1.4 — Total stockholders' equity 906.0 957.1 (51.1) Total liabilities and stockholders' equity $ 1,858.2 $ 1,862.1 $ (3.9)

33©2025 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions may not sum to total due to rounding. For the three months ended March 31, IN MILLIONS 2025 2024 Change Cash flows from operating activities Net loss $ (19.6) $ (10.8) $ (8.8) Depreciation and amortization 16.1 18.1 (2.0) (Gain) loss on lease terminations and disposals of subsidiaries and property and equipment, net (0.3) 3.3 (3.6) Deferred income taxes 4.9 1.3 3.6 Unrealized foreign currency exchange loss 2.9 5.0 (2.1) Income tax receivable/payable, net (20.9) (12.0) (8.9) Working capital, excluding tax accounts 56.0 7.4 48.6 Other non-cash adjustments 18.7 21.0 (2.3) Net cash provided by operating activities 57.8 33.2 24.6 Cash flows from investing activities Purchase of property and equipment (4.6) (15.9) 11.3 Receipts from sales of property and equipment 0.1 — 0.1 Payments related to sales of discontinued operations — (0.2) 0.2 Net cash used in investing activities (4.6) (16.0) 11.4 Cash flows from financing activities Increase in long-term debt, net 7.5 54.5 (47.0) Payments to repurchase common stock (39.5) (32.9) (6.6) Financing other, net (2.7) (3.3) 0.6 Net cash (used in) provided by financing activities (34.6) 18.4 (53.0) Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 0.9 1.1 (0.2) Change in cash included in current assets held for sale (0.4) 0.3 (0.7) Net change in Cash and cash equivalents and Restricted cash 19.1 36.9 (17.8) Cash and cash equivalents and Restricted cash at beginning of period 97.9 96.9 1.0 Cash and cash equivalents and Restricted cash at end of period $ 116.9 $ 133.8 $ (16.9)

34©2025 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliations (1 of 3) The following table reconciles Net Income to Adjusted EBITDA and Adjusted EBITDA margin: (2) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718, "Stock Compensation." Note: Dollars in millions may not sum to total due to rounding. For the three months ended March 31, IN MILLIONS 2025 2024 Change Net loss $ (19.6) $ (10.8) $ (8.8) Plus: (Income) loss from discontinued operations, net of tax (0.2) 0.1 (0.3) Loss from continuing operations (19.8) (10.8) (9.0) Plus: Income tax expense 2.5 9.9 (7.4) Loss from continuing operations before income taxes (17.3) (0.9) (16.4) Plus: Loss on disposal of subsidiaries, net — 3.1 (3.1) Foreign currency exchange loss, net 3.2 5.6 (2.4) Other expense, net — 0.5 (0.5) Interest expense 2.4 4.7 (2.3) Interest income (1.5) (1.9) 0.4 Operating (loss) income (13.2) 11.1 (24.3) Plus: Depreciation and amortization 16.1 18.1 (2.0) EBITDA 2.9 29.2 (26.3) Plus: Share-based compensation expense (2) 2.5 1.4 1.1 Adjusted EBITDA $ 5.4 $ 30.6 $ (25.2) Revenues $ 236.2 $ 275.4 $ (39.2) Loss from continuing operations margin (8.4)% (3.9)% -445 bps Adjusted EBITDA margin 2.3% 11.1% -882 bps

35©2025 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliations (2 of 3) The following table reconciles Net income to Adjusted net income and Adjusted EPS: (3) Per share amounts on a dilutive basis. Note: Dollars in millions, except per share amounts, may not sum to total due to rounding. For the three months ended March 31, 2025 2024 IN MILLIONS, except per share amounts (per share) (3) (per share) (3) Net loss $ (19.6) $ (0.13) $ (10.8) $ (0.07) Plus: (Income) loss from discontinued operations, net of tax (0.2) — 0.1 — Loss from continuing operations (19.8) (0.13) (10.8) (0.07) Plus: Discrete tax items — — — — Loss on debt extinguishment — — — — Loss on disposal of subsidiaries, net — — 3.1 0.02 Foreign currency exchange loss, net 3.2 0.02 5.6 0.04 Loss on impairment of assets — — — — Adjusted net loss $ (16.6) $ (0.11) $ (2.1) $ (0.01) Diluted weighted average shares outstanding 147.6 157.0

36©2025 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliations (3 of 3) The following table presents Free cash flow and reconciles Net cash flows from operating activities to Free Cash Flow for the three months ended March 31, 2025 and 2024: Note: Dollars in millions may not sum to total due to rounding.IN MILLIONS 2025 2024 Change Net cash provided by operating activities $ 57.8 $ 33.2 $ 24.6 Capital expenditures: Purchase of property and equipment (4.6) (15.9) 11.3 Receipts from sales of property and equipment 0.1 — 0.1 Free Cash Flow $ 53.3 $ 17.3 $ 36.0

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